PRIME CAPITAL CORPORATION
                        O'Hare International Center
                          10275 West Higgins Road
                         Rosemont, Illinois  60018

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                              August 21, 1996


To the Stockholders of
PRIME CAPITAL CORPORATION:

         The Annual Meeting of Stockholders (the "Annual Meeting") of Prime Capital Corporation, a Delaware corporation (the "Company"), will be held on August 21, 1996, at 11:00 o'clock a.m. (C.D.T.), at O'Hare International Conference Center, 10275 West Higgins Road, Rosemont, Illinois 60018 for the following purposes:

1.  To elect a Board of Directors to serve for the ensuing year.
2. To consider increasing the current stock option plan by two hundred fifty thousand (250,000) shares.
3. To consider adopting an Amendment of the Certificate of Incorporation to authorize the issuance of two hundred fifty thousand (250,000) shares of preferred stock.
4. To consider and act upon a proposal to ratify the selection by the Board of Directors of KPMG Peat Marwick LLP as auditors of the Company for the current fiscal year.
5. To act upon any and all matters incident to any of the foregoing and transact such other business as may properly be brought before the meeting or any adjournments thereof.

    Only stockholders of record at the close of business on July 11, 1996, will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

    All stockholders of record on that date are entitled to be present and to vote at the Annual Meeting and are cordially invited to attend the Annual Meeting. If you plan to attend, you may obtain an admittance card by completing the enclosed reservation form and returning it with your proxy. Stockholders are urged, whether or not they plan to attend the Annual Meeting, to mark, date and sign the enclosed proxy and return it promptly in the accompanying envelope. If you attend the Annual Meeting and vote by ballot at the Annual Meeting, you can revoke your proxy at that time and your vote at the Annual Meeting will be counted.

                                       By Order of the
Board of Directors






Suzanne M. Jackson

Secretary
Rosemont, Illinois
July 18, 1996

PRIME CAPITAL CORPORATION

O'Hare International Center
10275 West Higgins Road
Rosemont, IL  60018

PROXY STATEMENT FOR ANNUAL MEETING
August 21, 1996


INTRODUCTION

Solicitation, Voting and Revocation of Proxies

    This Proxy Statement is furnished in connection with the solicitation by, and on behalf of, the Board of Directors of Prime Capital Corporation (the "Company") of proxies to be voted at the Annual
Meeting of Stockholders (the "Annual Meeting") of the Company on
August 21, 1996, and at any adjournment or adjournments thereof.  This
Proxy Statement and the accompanying proxy card are being mailed to stockholders on or about July 18, 1996. The Annual Meeting is called for the purposes stated in the accompanying Notice of Annual Meeting of Stockholders (the "Notice") which are (i) elect a board of directors, (ii) consider increasing the stock option plan by 250,000 shares, (iii) consider adopting an amendment to the Certificate of Incorporation to authorize the issuance of two hundred fifty thousand (250,000) shares of preferred stock, and (iv) ratify the selection of auditors. If a proxy is properly signed and is not revoked by the stockholder, the shares represented thereby will be voted by the Proxy Committee in accordance with the stockholder's directions. Stockholders are urged to specify their choices by marking the appropriate boxes on the enclosed proxy card. If no choice has been specified, the shares will be voted by the Proxy
Committee "FOR" the election of management's slate of directors, the adoption of an amendment authorizing the issuance of two hundred fifty thousand (250,000) shares of preferred stock, the increase of the current stock option plan by two hundred fifty thousand (250,000) shares, and the ratification of KPMG Peat Marwick as auditors of the Company for the current fiscal year. The Proxy Committee presently consists of James A. Friedman, Leander W. Jennings, Marvin T. Keeling, William D.
Smithburg and Robert T. Youngquist. Proxy cards also confer upon the Proxy Committee discretionary authority to vote the shares represented thereby on any matter which is not known at this time but may be presented for action at the meeting. The Company does not know of any other matters that will be presented at the Annual Meeting. If any other matter comes before the Annual Meeting, or any of its adjournments, however, the members of the Proxy Committee will vote in accordance with their best judgment.

    A proxy may be revoked at any time before it is exercised by voting in person at the Annual Meeting or by a later proxy, or by written notice of revocation bearing a later date which is delivered to the Secretary of the Company at or prior to the Annual Meeting.

Cost and Manner of Solicitation

    The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and other custodians, nominees, and fiduciaries for forwarding proxy materials to beneficial owners of the Company's stock. Solicitations will be made primarily by mail, but certain directors, officers or regular employees of the Company may solicit proxies in person or by telephone or telegram without special compensation.

Available Reports: Incorporation by Reference

    This Proxy Statement is accompanied by a copy of the Company's Annual Report to Stockholders for the fiscal year ended
December 31, 1995. That report includes financial statements for the year ended December 31, 1995 audited by KPMG Peat Marwick, the
Company's independent accountants. The Annual Report to the Stockholders is furnished for information only and no part thereof is incorporated by reference in this Proxy Statement.

    UPON WRITTEN REQUEST OF ANY STOCKHOLDER, THE
COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS
ANNUAL REPORT ON FORM 10-KSB; WITHOUT EXHIBITS, AS
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
ON APRIL 15, 1996.  THE EXHIBITS THERETO WILL BE
AVAILABLE AT A CHARGE OF $.20 PER PAGE.  REQUESTS
SHOULD BE ADDRESSED TO THE COMPANY IN CARE OF
INVESTOR RELATIONS, PRIME CAPITAL CORPORATION,
O'HARE INTERNATIONAL CENTER, 10275 W. HIGGINS ROAD,
ROSEMONT, ILLINOIS 60018.  ALSO AVAILABLE IS THE
COMPANY'S FIRST QUARTER REPORT ON FORM 10-QSB AS
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
ON MAY 15, 1996.

Voting Securities

    The Board of Directors has fixed the close of business on July
11, 1996 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting. The voting securities issued and outstanding on the record date consist of 4,280,165 shares of the Company's Common Stock, $.05 par value ("Common Stock"), each share of which is entitled to one vote.


Proposal 1
                ELECTION OF DIRECTORS

Voting for Directors

    A Board of five Directors will be elected at the 1996 Annual
Meeting. All Directors are elected annually and hold office until the next annual meeting of stockholders or until their successors have been elected and qualified.

    The persons named below have been nominated by the Board for election as Directors. Messrs. Friedman, Jennings, Smithburg and Youngquist have served as Director since the respective dates set forth below. The Board has no reason to anticipate that any nominee will decline or be unable to serve. In the event that any nominee does decline or is unable to serve, proxies may be voted for the election of a substitute nominee or may be voted for a lesser number of Directors. In the absence of instructions to the contrary, proxies will be voted for the election of the Directors named below.

    The Board of Directors recommends a vote "FOR" the election of the nominees for Directors.

Certain information concerning the nominees is set forth below.

               Principal Occupation During Past                   Director
Name           Five Years and Other Information           Age       Since


James A.
 Friedman       President and Chief Executive Officer     51         1978
                of the Company since November 1978;
                Treasurer of the Company from August
                1979 to September 1985.  Officer and
                Director of PLI.

Leander W.
 Jennings       President of Jennings & Associates         67         1986
                since September 1986; Managing Partner,
                Chicago Office of KPMG Peat Marwick from
                January 1977 to February 1985; Director
                of A.O. Smith Corporation, Alberto Culver
                Corporation,  and Teppco Partners L.P..

William D.
 Smithburg      Chairman of The Quaker Oats Company         58        1986
                since 1983 and Chief Executive Officer
                thereof since 1981; Director of The
                Quaker Oats Company, Abbott Laboratories, The
                Northern Trust Corporation and Corning Glass
                Works.

Robert R.
 Youngquist     Practicing Orthodontist and owner of          47        1978
                D.D.S. Robert R. Youngquist D.D.S., Ltd. during the past six years.

Mark P.
Bischoff        Senior Partner of Bischoff, Maurides &        49        n/a
                Swabowski, Ltd. since 1988; Secretary of the Board of Directors and General Counsel of the Company since 1986.

The Board of Directors

    The Company's business is managed under the direction of the Board of Directors. During 1995, the Board of Directors held 3 regular meetings. The standard Committees of the Board are the Executive
Committee, the Audit Committee, and the Compensation and Stock
Option Committee.  The Board does not have a standing Nominating
Committee. All Directors attended all meetings of the Board of Directors and meetings held by all committees of the Board on which the Director served during the period that the Director served.

Committees of the Board of Directors

    The Executive Committee exercises all the powers and authority of the Board of Directors in the management of the business and affairs of the Company during the intervals between meetings of the Board, subject to the restrictions set forth in the By-Laws. The members of the Executive Committee are: James A. Friedman (Chairman), Leander W. Jennings and William D. Smithburg. The Executive Committee met 3 times during 1995.

    The Audit Committee has the general responsibility for establishing and maintaining communications with the Company's internal and independent accountants, reviewing the methods used and examinations made by the auditors in connection with the Company's published financial statements and reviewing with the auditors the Company's financial and operating controls. The members of the Audit Committee are: Leander W. Jennings (Chairman) and William D.
Smithburg.  The Audit Committee met 1 time during 1995.

    The Compensation and Stock Option Committee oversees the
Company's compensation and benefit policies and programs, including the administration of the 1984 Incentive Stock Option Plan, the 1986 Non-Qualified Stock Option Plan and the 1987 Stock Option Plan. The Committee also has general responsibility for the Company's personnel and compensation matters. The Committee presently consists of the following Directors of the Company: James A. Friedman and Marvin T. Keeling. The Committee met 5 times during 1995.


Proposal 2
           INCREASE IN STOCK OPTION SHARES

    The Company, through the Board of Directors, administers a stock option plan. See "Compensation Pursuant to Plans" on page 8. An aggregate of 300,000 shares of the Company's Common Stock was reserved for issuance pursuant to the exercise of options under the 1987 Stock Option Plan (the "1987 Plan"). The 1987 Plan originally received 200,000 shares from the 1984 Incentive Stock Option Plan and 15,000 from the 1986 Non-qualified Stock Option Plan. On August 31, 1994, the aggregate number of shares available for options under the 1987 Plan was increased from 300,000 to 500,000 shares.

    There will be presented at the meeting a proposal to amend the 1987 Plan to increase the aggregate number of available shares of the Company s Common Stock from 500,000 shares to 750,000 shares. The
Company desires to remain competitive in its industry in order to be able to keep its best personnel and to attract new people to the Company. The Board of Directors believes this type of incentive arrangement is critical for this purpose and believes the increase in the number of authorized shares will assist in achieving these objectives. If shares under a grant are not issued or transferred, those shares would be available for inclusion in future grants. The Board of Directors recommends a vote
 FOR  this proposal.


Proposal 3
             ISSUANCE OF PREFERRED STOCK

    At the Board of Directors meeting held on May 22, 1996, the Board deemed it advisable that the Corporation's Certificate of Incorporation be amended to authorize the issuance of two hundred fifty thousand (250,000) shares of preferred stock (the "Preferred Stock"). The Board appointed Dain Bosworth Incorporated as placement agent for the Preferred Stock. The agreement, as stated in the Confidential Private Placement Memorandum dated April 15, 1996, includes a provision for the Asset Sourcing which the Board believes will expedite the recognition of income by the Company in it's sale of financial assets.

    It is proposed that Article Fourth of the Certificate of Incorporation of Prime Capital Corporation be amended to read in its entirety as follows:

     FOURTH: The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 10,000,000 shares of common stock with a par value of $.05 per share and 250,000 shares of preferred stock.

    The preferred stock authorized hereunder shall have such par value, voting powers, designations, preferences, rights and qualifications, limitations and restrictions as shall be set forth in a resolution or resolutions providing for the issue of such stock adopted by the Board of Directors of the Corporation (emphasis added to reflect amended language).

    The Board of Directors recommends a vote  FOR  this proposal.


   Proposal 4
        SELECTION OF INDEPENDENT ACCOUNTANTS
      FOR FISCAL YEAR ENDING DECEMBER 31, 1996

         The Board of Directors has selected the firm of KPMG Peat Marwick LLP, independent accountants, to audit the accounts of the Corporation for its fiscal year ended December 31, 1996. The Corporation has been advised that neither that firm nor any of its partners has any other relationship, direct or indirect, with the Corporation or its subsidiaries.

         It is expected that a representative of KPMG Peat Marwick LLP will be present at the Annual Meeting with an opportunity to make a statement, if he desires to do so, and available to respond to appropriate questions.

    The Board of Directors recommends a vote "FOR" this proposal.


EXECUTIVE COMPENSATION AND OTHER
INFORMATION

The following table shows all the cash compensation paid or to be paid by the Company or any of its subsidiaries, as well as certain other compensation paid or accrued, during the fiscal years indicated, to the President and Chief Executive Officer, and the three highest paid executive officers of the Company whose compensation was at least
$100,000 for the last fiscal year in all capacities in which they served:


                            SUMMARY COMPENSATION TABLE
                                              Long-Term Compensation
                   Annual Compensation              Awards   Payouts
(a)          (b)   (c)    (d)    (e)       (f)     (g)       (h)      (i)
Name and    Year  Salary  Bonus  Other  Restricted  Options  LTIP   All Other
Principal          ($)    ($)   Annual    Stock      /SAR  Payouts  Compensa-
Position                       Compensa-  Award(s)            ($)     tion
                                tion($)     ($)
James A.
Friedman,
 President and
 Chief Executive
 Officer   1995  288,000
           1994  357,000        3,625
           1993  200,150  156,850



                        Options/SAR Grants in Last Fiscal Year

                                 Individual Grants
   (a)            (b)             (c)                 (d)             (e)
 Name           Options     % of Total Options     Exercise or     Expiration
               Granted(#)   Granted to Employees   Base Price        Date
                              In Fiscal Year         ($/Sh)
Robert C.
 Benson         25,000               29%             $1.06    August 9, 2005



              Aggregated Option/SAR Exercises in Last Fiscal Year and
                             FY-End Option/SAR Values

  (a)          (b)                (c)              (d)             (e)
Name     Shares Acquired on   Value Realized     Number of       Value of
           Exercise (#)            ($)          Unexercised     Unexercised
                                                 Options at       In-the-
                                                 FY-End (#)        Money
                                                                Options at
                                                                 FY-End ($)
                                                 Exercisable    Exercisable/
                                               Unexercisable   Unexercisable

Robert.
C. Benson        -                   -            0/25,000       $0/46,875


Director's Compensation

    Each Director of the Company who is not an Executive Officer receives an annual retainer of $10,000 plus a fee of $500 for attendance at each meeting of the Board. In addition, members of the Committees of the Board who are not Executive Officers receive a fee of $300 for each Committee meeting attended. Directors of the Company who are also Executive
Officers receive no compensation for rendering services as a Director except for reimbursement of out-of-pocket expenses.

Compensation Pursuant to Plans

    The Company has adopted the 1984 Incentive Stock Option Plan
(the "ISO Plan"), the 1986 Non-Qualified Stock
Option Plan (the "Non-Qualified Plan") and the 1987 Plan. All descriptions of the various plans are qualified in their entirety by reference to the actual Plan documents which are available for examination.

    The ISO Plan is administered by a committee of not less than two Directors of the Board (the "Committee"). The
Board must select the members of the Committee from among those Directors who are ineligible to participate in, and who have not within the year preceding appointment to the Committee been eligible to participate in, the ISO Plan or any other stock option plan of the Company. The ISO Plan empowered the Committee to grant incentive stock options to "key employees" of the Company and its subsidiaries to purchase shares of the Company's Common Stock at any time prior to the approval of the 1987 Plan. Subject to certain limitations, the ISO Plan empowered the Committee to determine the persons to whom options were granted, the number of shares to be covered by each option, the option price per share
(which must have been at lease equal to 100% of the fair market value of the Common Stock of the Company on the date the option is granted) and all other terms and conditions of the option and its exercise. Termination of an optionee's employment with the Company or its subsidiaries results in the termination of all options held by such optionee which were not exercisable at the time of such termination of employment.
All options granted under the ISO Plan are non-assignable and non-transferable other than by will or the laws of descent or distribution.

    The Non-Qualified Plan empowered the Board of Directors for a period of 10 years commencing on March 26, 1986, to grant non-qualified stock options to purchase shares of the Company's Common Stock to Directors of the
Company who are not Officers or employees of the Company or its subsidiaries and to key employees who are not Directors of the Company. The Non-Qualified Plan provided for the issuance of up to 25,000 shares of Common Stock upon the exercise of options thereunder at any time prior to the approval of the 1987 Plan. A Director participant could not be granted options to purchase more than 7,500 shares of Common Stock under the Plan. On March 26, 1986, the
Board of Directors delegated the responsibility for the administration of the Non-Qualified Plan to the Committee. Subject to the provisions of the Non-Qualified Plan, the Committee determined the persons to whom options are granted, the number of shares subject to each option, the exercise price of each option and all other terms and conditions of exercise.
Pursuant to an amendment adopted on May 1, 1986, options must have been granted at not less than 85% of the current fair market value of the shares of Common Stock. Each option granted under the Non-Qualified Plan was and is immediately exercisable in full. A portion of the shares purchased upon exercise of an option granted under the Non-
Qualified Plan was and is immediately exercisable in full.
A portion of the shares purchased upon exercise of an option granted under the Non-Qualified Plan may, however, be subject to repurchase by the Company at the option price if the optionee ceases to be an employee or a Director, as the case may be, of the Company within five years after the date of grant of the option. Such repurchase option lapses pro-rata over such period and lapses entirely where certain transactions involving the Company have occurred. Options are not transferable, except that options may be exercised by the executor, administrator or personal representative of a deceased optionee for a period of not longer than one year after the death of such optionee at such time and to such extent that the optionee, had he lived, would have been entitled to exercise such option.

    The 1987 Plan was adopted by the Board of Directors on March 24,
1987 and was approved by the stockholders on May 27, 1987. An aggregate of 300,000 shares of the Company's Common Stock was initially reserved for issuance pursuant to the exercise of options under the 1987 Plan, 200,000 of which were transferred from the ISO Plan and 15,000 of which were transferred from the Non-Qualified Plan.

    On August 31, 1994 the stockholders approved an additional 200,000 shares of the Company's Common Stock be reserved for issuance pursuant to the exercise of options under the 1987 Plan. The Company has proposed increasing the aggregate number of shares available for options under the 1987 Plan to 750,000 shares. See Increase in Stock Option Shares on page 5.

    The Board of Directors may grant options to purchase shares of the Company's Common Stock at times and prices provided for in the agreements granting the options, subject to the terms of the 1987 Plan, to key employees (who are not Directors of the Company) and Directors (who are not Officers or employees of the Company or its subsidiaries) of the Company or its subsidiaries. Only key employees are eligible to receive incentive stock options. Key employees and Directors are eligible to receive non-qualified options. All options are subject to the specific terms and conditions evidenced by written agreements between the Company and the optionee.
The maximum number of shares for which an option may be granted to any one key employee (who is not a Director of the Company) is not limited other than in the discretion of the Board. The total number of shares of Common Stock subject to options granted under the 1987 Plan to an optionee who is a Director shall not exceed 25,000.

    An optionee may exercise options granted under the 1987 Plan for a period of three months following, in the case of an optionee who is an employee, termination of the optionee's employment (12 months if termination of employment is due to total and permanent disability), or, in the case of an optionee who is a non-employee Director, the time the optionee ceases to be a Director of the Company (12 months if he ceases to be a Director due to total and permanent disability) to the same extent that the optionee might have exercised such option at the time of such termination of employment or the time he ceased to be a Director, as the case may be.
The Company shall have the right to repurchase certain shares on termination of employment or directorship. Options shall not be transferable, except that options may be exercised by the executor, administrator or personal representative of a deceased optionee for a period of not longer than one year after the death of such optionee at such time and to such extent that the optionee, had he lived, would have been entitled to exercise such option. The following information is provided in aggregate.

                                            Executive            All Eligible
                                             Officers            Employees
                                           As a Group(1)         As a Group(2)

Options Granted During Fiscal 1995             25,000              85,000
Weighted Average Per Share Exercise Price        -                $  1.17
Total Options Exercised                          -                    -
Value Realized in Shares or Cash                 -                    -
Shares Sold During Fiscal 1995                   -                    -
Options Outstanding at December 31,1995        25,000             336,094
_____________
(1) (1 person granted in 1995)
(2) (5 persons granted in 1995)

           SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Current Ownership

    The following table sets forth certain information as of December 31, 1995 with respect to the beneficial ownership of the Company's Common Stock by each stockholder or group known by the Company to be the beneficial owner of more than 5% of its outstanding Common Stock, by each Director, and by all Executive Officers and Directors as a group.
The information is based, in part, on data furnished by such Executive Officers, Directors and stockholders. The addressof each holder of more than 5% of the Company's Common Stock other than First Financial Fund, Inc. and Wellington
Management Company is O'Hare International Center, 10275 West Higgins Road, Rosemont, Illinois 60018. The address for Wellington Management Company is 75 State Street, Boston, Massachusetts 02109. First Financial Fund, Inc.'s address is One Seaport Plaza, 25th Floor, New York, New York 10292.

Name of
Beneficial Owner               Amount and Nature
                            of Beneficial Ownership      Percent of Class

James A. Friedman (1)            2,198,375                  48.66%
Leander W. Jennings (2)             27,100                     *
Marvin T. Keeling (3)              562,125                   12.44%
William D. Smithburg (2)            29,000                     *
Robert R. Younquist, D.D.S. (4)     20,000                     *
First Financial Fund, Inc. (5)     330,000                    7.30%
All Executive Officers and
 Directors as a group
 (5 persons) (2)                 2,836,600                  62.79%

(1) Includes 459,975.67 shares owned by a trust for the benefit of Mr. Friedman's children for which Mr. Friedman disclaims beneficial ownership.
(2) Includes outstanding options which are currently exercisable with respect to the following named individuals or groups: Messrs. Jennings, 25,000 shares; Smithburg, 25,000 shares; all Executive Officers and Directors as a group, 50,000 shares.
(3) Includes 55,000 shares held in a family trust fund for which Mr. Keeling disclaims beneficial ownership. As of June 5, 1996, all except 1000 shares held by Mr. Keeling were transferred to Rosalind A. Keeling. Mr. Keeling disclaims beneficial ownership of such shares.
(4) Includes 15,000 shares held in a pension plan of which Dr. Youngquist is a fiduciary and for which Dr.
    Youngquist disclaims beneficial ownership.
(5) According to Schedules 13G filed with the Securities and Exchange Commission on January 31, 1996 First
    Financial Fund, Inc., an investment company, is the beneficial owner of such shares, and Wellington Management
    Company, its investment advisor, may also be deemed to be a beneficial owner of those shares.


              CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There are no family relationships among the Directors and Executive
 Officers of the Company.

    Prior to 1986, Mr. Friedman participated in various investor programs in which he bought equipment from PLI, and PLI assigned to him leases by various hospitals or other lessees. These transactions were effected in a period during which Mr. Friedman was a Director and Executive Officer of the Company. The transactions were structured on substantially the same terms as the Company's other investor programs, except the acquisition fees paid by the Executive
Officer of the Company were 50% of the usual fee. Mr. Friedman did not purchase any new transactions in 1993, 1994 or 1995.

    The following is a summary of all transactions entered into prior to fiscal 1986 involving Executive Officers and Directors which were in effect as of December 31, 1995:

                    Number of               Aggregate         Aggregate
  Investor           Leases               Equipment Cost    Financial Income

James A. Friedman      2                     $261,036          $81,712

    In September 1991, James A. Friedman purchased one lease and the underlying telecommunications equipment from the Company for a price of approximately $350,000, made up of cash and an assumption of the debt secured by those assets. The transaction was approved by the Company's outside directors in accordance with the Company's policy of related party transactions. The Company originally purchased the equipment for approximately $456,000 and entered into this lease in February, 1990. At the date of the sale to Mr. Friedman, the assets were carried on the Company's books at approximately $373,000. There were no proceeds received by Mr.
Friedman on this lease in 1994. $27,511 was received by Mr. Friedman in 1995 on this transaction.


OTHER MATTERS

    The Board of Directors does not intend to bring any other matters before the meeting and is not informed of any other business which others may bring before the meeting.
However, if any other matter should properly come before the meeting or any adjournment thereof, it is the intention of the persons named in the accompanying Proxy to vote on such matters as they, in their discretion, may determine.


DEADLINE FOR SHAREHOLDER PROPOSALS

    Stockholder proposals intended to be presented at the next
Annual Meeting must be received by the Company, in writing, no later than January 31, 1997, in order to be considered for inclusion in the Proxy Statement and proxy for the Company's 1997 Annual Meeting. Any such proposal should be sent to the attention of the Secretary of the Company at O'Hare International Center, 10275 West Higgins Road,
Rosemont, IL  60018.

 ALL SHAREHOLDERS ARE URGED TO MARK, SIGN, DATE AND PROMPTLY RETURN THE
                             ENCLOSED PROXY CARD.


By Order of the Board of Directors




                                                            Suzanne M. Jackson
                                                               Secretary


Rosemont, Illinois
July 18, 1996


APPENDIX

1995 PROXY       Prime Capital Corporation
                 Proxy for Annual Meeting of August 21, 1996
              This proxy is solicited on behalf of the Board of Directors

  The undersigned hereby appoints James A. Friedman, Leander W. Jennings, William D. Smithburg, and Robert R. Youngquist, each with power to appoint his substitute, to represent and to vote all shares of stock of Prime Capital Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at O Hare International Center Auditorium, 10275 West Higgins Road, Rosemont, Illinois 60018 on Wednesday,
August 21, 1996 at 11:00
am (C.D.T.) and any adjournments thereof, as indicated on the reverse side of this card on the proposals described in the proxy statement and all other matters properly coming before the meeting.
A vote FOR items 1, 2, 3, 4 and 5 is recommended by the Board of Directors.
1.  Election of Directors
    [] FOR all nominees listed below (except as marked to the contrary)

    []WITHHOLD AUTHORITY to vote for all  nominees
J.A. Friedman, L.W. Jennings, W.D. Smithburg, R.R. Youngquist, M.P. Bischoff
 Instructions: To withhold authority to vote for any individual nominees, write that nominee s name in the space provided.


2.  Amend the 1987 Stock Option Plan to increase the aggregate number of available shares of the Company's Common Stock from 500,000 shares to 750,000 shares.
       [] FOR            []  AGAINST       [] ABSTAIN
3.Adopt and Amendment to the Corporation s Certificate of Incorporation
  to authorize the issuance of 250,000 shares of preferred stock.
      [] FOR             [] AGAINST        [] ABSTAIN
4. Ratify the Appointment of Independent Auditors.
      [] FOR             [] AGAINST        [] ABSTAIN
5. To vote upon any and all other matters that come before the Board.
      [] FOR             [] AGAINST        [] ABSTAIN
 IMPORTANT - This proxy must be signed and dated on the reverse side.

 THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS MADE.
IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR
ITEMS 1, 2, 3, 4 AND 5.



                                               Dated            , 1996


                                                          Signature


                                                          Signature



Please sign exactly as your name or names appear above. For joint accounts, both owners should sign. When signing as executor, administrator, attorney, trustee or guardian, etc., please give your full title.
If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.